VANECK VECTORS™ TREASURY-HEDGED HIGH YIELD BOND ETF

Ticker: THHY®
Principal U.S. Listing Exchange: NYSE Arca, Inc.
SUMMARY PROSPECTUS
SEPTEMBER 1, 2015, as revised on FEBRUARY 1, 2016 and MAY 1, 2016

THHYSUM

Before you invest, you may want to review the Fund’s prospectus, which contains more information about the Fund and its risks. You can find the Fund’s prospectus and other information about the Fund online at http://www.vaneck.com/ library/etfs/. You can also get this information at no cost by calling 800.826.2333, or by sending an email request to info@vaneck.com. The Fund’s prospectus and statement of additional information, both dated September 1, 2015, as supplemented, are incorporated by reference into this summary prospectus.

INVESTMENT OBJECTIVE

VanEck Vectors Treasury-Hedged High Yield Bond ETF (the “Fund”) seeks to replicate as closely as possible, before fees and expenses, the price and yield performance of the MVIS™ US Treasury-Hedged High Yield Bond Index (the “Treasury-Hedged High Yield Bond Index”).

FUND FEES AND EXPENSES

The following tables describe the fees and expenses that you may pay if you buy and hold shares of the Fund (“Shares”).

Shareholder Fees (fees paid directly from your investment)	None

Annual Fund Operating Expenses

(expenses that you pay each year as a percentage of the value of your investment)

Management Fee	0.45%
Other Expenses	0.99%

Total Annual Fund Operating Expenses(a)	1.44%
Fee Waivers and Expense Reimbursement(a)	-0.94%

Total Annual Fund Operating Expenses After Fee Waiver and Expense Reimbursement(a)	0.50%

(a)

Van Eck Associates Corporation (the “Adviser”) has agreed to waive fees and/or pay Fund expenses to the extent necessary to prevent the operating expenses of the Fund (excluding acquired fund fees and expenses, interest expense, offering costs, trading expenses, taxes and extraordinary expenses) from exceeding 0.50% of the Fund’s average daily net assets per year until at least September 1, 2016. During such time, the expense limitation is expected to continue until the Fund’s Board of Trustees acts to discontinue all or a portion of such expense limitation.

EXPENSE EXAMPLE

This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other funds. This example does not take into account brokerage commissions that you pay when purchasing or selling Shares of the Fund.

The example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your Shares at the end of those periods. The example also assumes that your investment has a 5% annual return and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

YEAR	EXPENSES

1	$51
3	$363
5	$697
10	$1,643

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PORTFOLIO TURNOVER

The Fund will pay transaction costs, such as commissions, when it purchases and sells securities (or “turns over” its portfolio). A higher portfolio turnover will cause the Fund to incur additional transaction costs and may result in higher taxes when Fund Shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, may affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 35% of the average value of its portfolio.

PRINCIPAL INVESTMENT STRATEGIES

The Fund normally invests at least 80% of its total assets in securities that comprise the Fund’s benchmark index. The Treasury-Hedged High Yield Bond Index was designed to provide exposure to below investment grade corporate bonds, denominated in U.S. dollars, and, through the use of U.S. Treasury notes, to hedge against rising interest rates. The Treasury-Hedged High Yield Bond Index seeks to hedge interest rate sensitivity by holding short positions on U.S. Treasury notes. The “Long Portfolio” of the Treasury-Hedged High Yield Bond Index includes corporate bonds that must have a below investment grade rating (based on ratings from Moody’s Investors Service, Inc. (“Moody’s”), Standard & Poor’s Rating Services (“S&P”) and Fitch International Rating Agency (“Fitch”)). The Treasury-Hedged High Yield Bond Index includes bonds, including callable bonds, issued by issuers incorporated in the United States. The “Short Portfolio” of the Treasury-Hedged High Yield Bond Index includes a short position on the cheapest-to-deliver five-year U.S. Treasury note determined monthly as of the most recent Index rebalance date. The Fund gains exposure to short positions on U.S. Treasury notes by entering into short positions on futures contracts. A portion of the Fund’s portfolio will be invested in high-quality money market and short-term securities, including but not limited to, U.S. Government securities, repurchase agreements, cash or cash equivalents. These investments will serve as collateral for the Fund’s investments in futures contracts. The Short Portfolio and Long Portfolio of the Treasury-Hedged High Yield Bond Index are rebalanced on a monthly basis to where the dollar amount of the short exposure is equivalent to the dollar amount of the Long Portfolio’s high yield bond positions. As of June 30, 2015, the Treasury-Hedged High Yield Bond Index included 882 below investment grade bonds of 448 issuers, and approximately 26% of the Treasury-Hedged High Yield Bond Index was comprised of Rule 144A securities. The Fund’s 80% investment policy is non-fundamental and may be changed without shareholder approval upon 60 days’ prior written notice to shareholders.

The Fund, using a “passive” or indexing investment approach, attempts to approximate the investment performance of the Treasury-Hedged High Yield Bond Index. Because of the practical difficulties and expense of purchasing all of the securities in the Long Portfolio of the Treasury-Hedged High Yield Bond Index and selling short all of the short positions in Treasury notes in the Short Portfolio of the Treasury-Hedged High Yield Bond Index to the same extent as the Treasury-Hedged High Yield Bond Index, the Fund does not purchase all or otherwise transact in all of the securities in the Treasury-Hedged High Yield Bond Index. Instead, the Adviser utilizes a “sampling” methodology in seeking to achieve the Fund’s objective. As such, the Fund may purchase a subset of the bonds represented in the Long Portfolio of the Treasury-Hedged High Yield Bond Index or short futures contracts on Treasury notes that may or may not be represented in the Short Portfolio of the Treasury-Hedged High Yield Bond Index, which the Adviser believes will help the Fund track the Short Portfolio.

The Fund may concentrate its investments in a particular industry or group of industries to the extent that the Treasury-Hedged High Yield Bond Index concentrates in an industry or group of industries. As of April 30, 2015 each of the consumer discretionary, consumer staples, energy, telecommunications and financial services sectors represented a significant portion of the Fund.

PRINCIPAL RISKS OF INVESTING IN THE FUND

Investors in the Fund should be willing to accept a high degree of volatility in the price of the Fund’s Shares and the possibility of significant losses. An investment in the Fund involves a substantial degree of risk. An investment in the Fund is not a deposit with a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Therefore, you should consider carefully the following risks before investing in the Fund, each of which could significantly and adversely affect the value of an investment in the Fund.

High Yield Securities Risk. Securities rated below investment grade are commonly referred to as high yield securities or “junk bonds.” Junk bonds are often issued by issuers that are restructuring, are smaller or less creditworthy than other issuers, or are more highly indebted than other issuers. Junk bonds are subject to greater risk of loss of income and principal than higher rated securities and are considered speculative. The prices of junk bonds are likely to be more sensitive to adverse economic changes or individual issuer developments than higher rated securities. During an economic downturn or substantial period of rising interest rates, junk bond issuers may experience financial stress that would adversely affect their ability to service their principal and interest payment obligations, to meet their projected business goals or to obtain additional financing. In the event of a default, the Fund may incur additional expenses to seek recovery. The secondary market for securities that are junk bonds may be less liquid than the markets for higher quality securities and, as such, may have an adverse effect on the market prices of and the Fund’s ability to arrive at a fair value for certain securities. The illiquidity of the

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market also could make it difficult for the Fund to sell certain securities in connection with a rebalancing of the Treasury-Hedged High Yield Bond Index. In addition, periods of economic uncertainty and change may result in an increased volatility of market prices of high yield securities and a corresponding volatility in the Fund’s net asset value (“NAV”).

Credit Risk. Bonds are subject to credit risk. Credit risk refers to the possibility that the issuer of a security will be unable and/or unwilling to make timely interest payments and/or repay the principal on its debt or to otherwise honor its obligations. Bonds are subject to varying degrees of credit risk which may be reflected in credit ratings. There is a possibility that the credit rating of a bond may be downgraded after purchase or the perception of an issuer’s credit worthiness may decline, which may adversely affect the value of the security.

Interest Rate Risk. Bonds are also subject to interest rate risk. Interest rate risk refers to fluctuations in the value of a bond resulting from changes in the general level of interest rates. When the general level of interest rates goes up, the prices of most bonds go down. When the general level of interest rates goes down, the prices of most bonds go up. The historically low interest rate environment increases the risk associated with rising interest rates, including the potential for periods of volatility and increased redemptions. The Fund may face a heightened level of interest rate risk, since the U.S. Federal Reserve Board recently ended its quantitative easing program and may begin to raise rates. In addition, bonds with longer durations tend to be more sensitive to interest rate changes, usually making them more volatile than bonds with shorter durations.

Risk of Investing in Futures. The Fund enters into short positions on futures contracts on U.S. Treasury notes to gain exposure to the Short Portfolio. Futures contracts generally provide for the future sale by one party and purchase by another party of a specified instrument, index or commodity at a specified future time and at a specified price. The value of a futures contract tends to increase and decrease in tandem with the value of the underlying instrument. The prices of futures can be highly volatile, using futures can lower total return, can create investment leverage, and the potential loss from futures can exceed the Fund’s initial investment in such contracts. Futures contacts involve the risk of mispricing or improper valuation and the risk that changes in the value of a futures contract may not correlate perfectly with the underlying indicator. Even a well-conceived futures transaction may be unsuccessful due to market events. There is also the risk of loss by the Fund of margin deposits in the event of bankruptcy of a broker with whom the Fund has an open position in the futures contract. A liquid secondary market may not always exist for the Fund’s futures contract positions at any time.

Short Sales Risk. Short sales are transactions in which the Fund sells a security or instrument that it does not own. The Fund may incur a loss as a result of a short sale if the price of the security or instrument increases between the date of the short sale and the date on which the Fund replaces the security or instrument sold short. The Fund may also pay transaction costs and borrowing fees in connection with short sales.

Hedging Risk. The Treasury-Hedged High Yield Bond Index is designed to hedge against the price sensitivity of the below investment grade corporate bonds included in the Treasury-Hedged High Yield Bond Index to increases in interest rates. The Fund’s Short Portfolio does not reduce credit risk. The Fund’s Short Portfolio will not eliminate interest rate risk, and the value of the Fund’s shares may decline if interest rates increase. The Fund’s Short Portfolio will also result in foregone losses if interest rates decline. A risk of hedging is the imperfect correlation between price movement of securities or instruments sold short and the price movement of the Fund’s investments. In addition, there may be significant differences between the below-investment grade corporate bond market and Treasury securities or futures markets that could result in the Fund’s short positions performing ineffectively, exacerbating losses or causing greater tracking error. The degree of imperfection of correlation depends on circumstances such as variations in speculative market demand for securities or instruments, including technical influences and differences between the bonds being hedged and the securities or instruments available for trading.

Restricted Securities Risk. Rule 144A securities are restricted securities. Restricted securities are securities that are not registered under the Securities Act of 1933, as amended (the “Securities Act”). They may be less liquid and more difficult to value than other investments because such securities may not be readily marketable. The Fund may not be able to sell a restricted security promptly or at a reasonable time or price. Although there may be a substantial institutional market for these securities, it is not possible to predict exactly how the market for such securities will develop or whether it will continue to exist. A restricted security that was liquid at the time of purchase may subsequently become illiquid and its value may decline as a result. In addition, transaction costs may be higher for restricted securities than for more liquid securities. The Fund may have to bear the expense of registering restricted securities for resale and the risk of substantial delays in effecting the registration.

Market Risk. The prices of the securities or instruments in the Fund are subject to the risks associated with investing in bonds, including general economic conditions and sudden and unpredictable drops in value. An investment in the Fund may lose money.

Call Risk. The Fund may invest in callable bonds. If interest rates fall, it is possible that issuers of callable securities will “call” (or prepay) their bonds before their maturity date. If a call were exercised by the issuer during or following a period of

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declining interest rates, the Fund is likely to have to replace such called security with a lower yielding security. If that were to happen, it would decrease the Fund’s net investment income.

Risk of Investing in the Consumer Discretionary Sector. To the extent that the consumer discretionary sector continues to represent a significant portion of the Fund, the Fund will be sensitive to changes in, and its performance may depend to a greater extent on, the overall condition of the consumer discretionary sector. Companies engaged in the consumer discretionary sector are subject to fluctuations in supply and demand. These companies may also be adversely affected by changes in consumer spending as a result of world events, political and economic conditions, commodity price volatility, changes in exchange rates, imposition of import controls, increased competition, depletion of resources and labor relations.

Risk of Investing in the Consumer Staples Sector. To the extent that the consumer staples sector continues to represent a significant portion of the Fund, the Fund will be sensitive to changes in, and its performance may depend to a greater extent on, the overall condition of the consumer staples sector. Companies in the consumer staples sector may be adversely affected by changes in the worldwide economy, consumer spending, competition, demographics and consumer preferences, exploration and production spending.

Risk of Investing in the Energy Sector. To the extent that the energy sector continues to represent a significant portion of the Fund, the Fund will be sensitive to changes in, and its performance may depend to a greater extent on, the overall condition of the energy sector. Companies operating in the energy sector are subject to risks including, but not limited to, economic growth, worldwide demand, political instability in the regions that the companies operate, government regulation stipulating rates charged by utilities, interest rate sensitivity, oil price volatility, energy conservation, environmental policies, depletion of resources and the cost of providing the specific utility services. Recently, the price of oil has declined significantly and experienced significant volatility, which has adversely impacted companies operating in the energy sector. In addition, these companies are at risk of civil liability from accidents resulting in injury, loss of life or property, pollution or other environmental damage claims and risk of loss from terrorism and natural disasters.

Risk of Investing in the Telecommunications Sector. To the extent that the telecommunications sector continues to represent a significant portion of the Fund, the Fund will be sensitive to changes in, and its performance may depend to a greater extent on, the overall condition of the telecommunications sector. Companies in the telecommunications sector may be affected by industry competition, substantial capital requirements, government regulations and obsolescence of telecommunications products and services due to technological advancement.

Risk of Investing in the Financial Services Sector. To the extent that the financial services sector continues to represent a significant portion of the Fund, the Fund will be sensitive to changes in, and its performance may depend to a greater extent on, the overall condition of the financial services sector. Companies in the financial services sector may be subject to extensive government regulation that affects the scope of their activities, the prices they can charge and the amount of capital they must maintain. The profitability of companies in the financial services sector may be adversely affected by increases in interest rates, by loan losses, which usually increase in economic downturns, and by credit rating downgrades. In addition, the financial services sector is undergoing numerous changes, including continuing consolidations, development of new products and structures and changes to its regulatory framework. Furthermore, some companies in the financial services sector perceived as benefitting from government intervention in the past may be subject to future government-imposed restrictions on their businesses or face increased government involvement in their operations. Increased government involvement in the financial services sector, including measures such as taking ownership positions in financial institutions, could result in a dilution of the Fund’s investments in financial institutions. Recent developments in the credit markets may cause companies operating in the financial services sector to incur large losses, experience declines in the value of their assets and even cease operations.

Sampling Risk. The Fund’s use of a representative sampling approach will result in its holding (or gaining exposure to short) a smaller number of securities or investments than are in (or sold short by) the Treasury-Hedged High Yield Bond Index. As a result, an adverse development respecting an issuer of securities held by the Fund could result in a greater decline in NAV than would be the case if the Fund held all of the securities in the Long Portfolio of the Treasury-Hedged High Yield Bond Index, or a greater increase in NAV than would be the case if the Fund gained exposure to all of the short positions in Treasury notes in the Short Portfolio of the Treasury-Hedged High Yield Bond Index. Conversely, a positive development relating to an issuer of securities in the Long Portfolio of the Treasury-Hedged High Yield Bond Index that is not held by the Fund could cause the Fund to underperform the Treasury-Hedged High Yield Bond Index, or outperform the Treasury-Hedged High Yield Bond Index in the case of a short position in the Short Portfolio of the Treasury-Hedged High Yield Bond Index that is not held by the Fund. To the extent the assets in the Fund are smaller, these risks will be greater.

Index Tracking Risk. The Fund’s return may not match the return of the Treasury-Hedged High Yield Bond Index for a number of reasons. For example, the Fund incurs a number of operating expenses not applicable to the Treasury-Hedged High Yield Bond Index and incurs costs associated with buying and selling securities or other instruments, especially when rebalancing the Fund’s holdings to reflect changes in the composition of the Treasury-Hedged High Yield Bond Index and raising cash to meet redemptions or deploying cash in connection with newly created Creation Units (defined herein). The

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Fund may not be fully invested at times either as a result of cash flows into the Fund or reserves of cash held by the Fund to meet redemptions or pay expenses. The Fund may also hold cash or cash equivalents to serve as collateral for the Fund’s investments in futures contracts. In addition, the Fund’s use of a representative sampling approach may cause the Fund to not be as well correlated with the return of the Treasury-Hedged High Yield Bond Index as would be the case if the Fund purchased all of the securities in the Long Portfolio of the Treasury-Hedged High Yield Bond Index in the proportions in which they are represented in the Treasury-Hedged High Yield Bond Index or gained exposure to all of the short positions in Treasury notes in the Short Portfolio of the Treasury-Hedged High Yield Bond Index to the same extent as the Treasury-Hedged High Yield Bond Index. The Fund is expected to value certain of its investments based on fair value prices. To the extent the Fund calculates its NAV based on fair value prices and the value of the Treasury-Hedged High Yield Bond Index is based on securities’ closing prices (i.e., the value of the Treasury-Hedged High Yield Bond Index is not based on fair value prices), the Fund’s ability to track the Treasury-Hedged High Yield Bond Index may be adversely affected. In addition, the Fund bears the costs and risks associated with buying, selling and entering into short positions on futures contracts on Treasury notes while such costs and risks are not factored into the return of the Treasury-Hedged High Yield Bond Index. For tax efficiency purposes, the Fund may sell certain securities, and such sale may cause the Fund to realize a loss and deviate from the performance of the Treasury-Hedged High Yield Bond Index. In light of the factors discussed above, the Fund’s return may deviate significantly from the return of the Treasury-Hedged High Yield Bond Index.

Replication Management Risk. An investment in the Fund involves risks similar to those of investing in any bond fund, such as market fluctuations caused by such factors as economic and political developments, changes in interest rates and perceived trends in security prices. However, because the Fund is not “actively” managed, unless a specific security is removed from the Treasury-Hedged High Yield Bond Index, the Fund generally would not sell a security because the security’s issuer was in financial trouble. Therefore, the Fund’s performance could be lower than funds that may actively shift their portfolio assets to take advantage of market opportunities or to lessen the impact of a market decline or a decline in the value of one or more issuers.

Premium/Discount Risk. Disruptions to creations and redemptions, the existence of extreme market volatility or potential lack of an active trading market for Shares may result in Shares trading at a significant premium or discount to NAV. If a shareholder purchases Shares at a time when the market price is at a premium to the NAV or sells Shares at a time when the market price is at a discount to the NAV, the shareholder may sustain losses.

Risk of Cash Transactions. Unlike other exchange-traded funds (“ETFs”), the Fund expects to effect its creations and redemptions partially for cash rather than in-kind securities. As such, investments in Shares may be less tax-efficient than an investment in a conventional ETF.

Non-Diversified Risk. The Fund is classified as a “non-diversified” investment company under the Investment Company Act of 1940, as amended (the “1940 Act”). Therefore, the Fund may invest a relatively high percentage of its assets in a smaller number of issuers or may invest a larger proportion of its assets in obligations of a single issuer. As a result, the gains and losses on a single investment may have a greater impact on the Fund’s NAV and may make the Fund more volatile than more diversified funds.

Concentration Risk. The Fund’s assets may be concentrated in a particular sector or sectors or industry or group of industries to the extent the Treasury-Hedged High Yield Bond Index concentrates in a particular sector or sectors or industry or group of industries. To the extent that the Fund’s investments are concentrated in a particular sector or sectors or industry or group of industries, the Fund will be subject to the risk that economic, political or other conditions that have a negative effect on that sector or sectors or industry or group of industries will negatively impact the Fund to a greater extent than if the Fund’s assets were invested in a wider variety of sectors or industries.

PERFORMANCE

The bar chart that follows shows how the Fund performed for the last calendar year. The table below the bar chart shows the Fund’s average annual returns (before and after taxes). The bar chart and table provide an indication of the risks of investing in the Fund by showing the Fund’s performance for the one year period and by showing how the Fund’s average annual returns for the one year and since inception periods compared with the Fund’s benchmark index and a broad measure of market performance. All returns assume reinvestment of dividends and distributions. The Fund’s past performance (before and after taxes) is not necessarily indicative of how the Fund will perform in the future. Updated performance information is available online at www.vaneck.com.

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Annual Total Returns (%)—Calendar Years

The year-to-date total annual return as of June 30, 2015 was 0.56%.

Best Quarter:	3.27%	1Q ’14
Worst Quarter:	-1.75%	3Q ’14

Average Annual Total Returns for the Periods Ended December 31, 2014

The after-tax returns presented in the table below are calculated using the highest historical individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Your actual after-tax returns will depend on your specific tax situation and may differ from those shown below. After-tax returns are not relevant to investors who hold Shares of the Fund through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

	Past One Year	Since Inception (3/21/2013)

VanEck Vectors Treasury-Hedged High Yield Bond ETF (return before taxes)	1.01%	2.52%
VanEck Vectors Treasury-Hedged High Yield Bond ETF (return after taxes on distributions)	-1.29%	0.72%
VanEck Vectors Treasury-Hedged High Yield Bond ETF (return after taxes on distributions and sale of Fund Shares)	0.59%	1.13%
MVIS US Treasury-Hedged High Yield Bond Index (reflects no deduction for fees, expenses and taxes)	0.16%	3.10%

PORTFOLIO MANAGEMENT

Investment Adviser. Van Eck Associates Corporation.

Portfolio Manager. The following individuals are jointly and primarily responsible for the day-to-day management of the Fund’s portfolio:

Name	Title with Adviser	Date Began Managing the Fund

Francis G. Rodilosso	Portfolio Manager	March 2013
Eric Isenberg	Portfolio Manager	February 2016

PURCHASE AND SALE OF FUND SHARES

The Fund issues and redeems Shares at NAV only in a large specified number of Shares, each called a “Creation Unit,” or multiples thereof. A Creation Unit consists of 100,000 Shares.

Individual Shares of the Fund may only be purchased and sold in secondary market transactions through brokers. Shares of the Fund are listed on NYSE Arca and because Shares trade at market prices rather than NAV, Shares of the Fund may trade at a price greater than or less than NAV.

TAX INFORMATION

The Fund’s distributions are taxable and will generally be taxed as ordinary income or capital gains.

PAYMENTS TO BROKER-DEALERS AND OTHER FINANCIAL INTERMEDIARIES

The Adviser and its related companies may pay broker-dealers or other financial intermediaries (such as a bank) for the sale of the Fund Shares and related services. These payments may create a conflict of interest by influencing your broker-dealer or other intermediary or its employees or associated persons to recommend the Fund over another investment. Ask your financial adviser or visit your financial intermediary’s website for more information.

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800.826.2333
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(05/16)